NORTHERN LIFE INSURANCE COMPANY
P.O. Box 5050
Minot, ND  58702


February 28, 2002

Dear Policyholder:

Enclosed are variable investment option annual reports for the period ending December 31, 2001. Your money is invested in these options through your variable annuity contract when you allocate amounts to one of our separate accounts.

Each annual report provides you with detailed financial information about the option, including statements of net assets, operations and changes in net assets. Each annual report also includes a list of the securities in which that option invests, and discusses option performance. Please remember that past performance cannot predict or guarantee future results.

Please note that some reports include information about variable investment options that are not available in your variable annuity contract. If you are uncertain about which variable investment options are available to you, please refer to your current contract prospectus or contact your Agent/Registered Representative.

Please be sure to contact your Agent/Registered Representative if you have questions about your policy. Your Agent/Registered representative can also assist if your financial needs change (for example, your needs may change if you purchase a new home or have children) or if you would like to plan for your retirement.

To obtain additional reports or prospectuses, or separate account financial statements as of December 31, 2001, please call our Client Resource Center at
(877) 884-5050 for variable annuity contracts.

Sincerely

/s/ Laurie Rasanen

Laurie Rasanen
Assistant Vice President, Annuity Operations

ING LOGO Variable insurance and annuity products are sold by registered representative and prospectus only and are issued by Northern Life Insurance Company, General distributor: Washington Square Securities, Inc. (WSSI), 20 Washington Avenue South, Minneapolis, MN 55501,
                                         (612) 372-5507. Member NASD/SIPC. Both
                                         companies are members of ING Group.

The following documents accompanied this letter to policy owners and are hereby incorporated by reference:

Document 1. The Annual Report of the Pilgrim Variable Products Trust Class R dated December 31, 2001, that was filed with the Securities and Exchange Commission on February 20, 2002 (File No. 811-08220).

Document 2. The Annual Report of the Alger American Fund dated December 31, 2001, that was filed with the Securities and Exchange Commission on February 27, 2002 (File No. 811-05550).

Document 3. The Annual Report of the Variable Insurance Products Fund dated December 31, 2002, that was filed with the Securities and Exchange Commission on February 27, 2002 (File No. 811-02954).

Document 4. The Annual Report of the Variable Insurance Products Fund II dated December 31, 2002, that was filed with the Securities and Exchange Commission on February 27, 2002 (File No. 811-02954).

Document 5. The Annual Report of the Variable Insurance Products Fund III dated December 31, 2002, that was filed with the Securities and Exchange Commission on February 27, 2002 (File No. 811-02954).

Document 6. The Annual Report of the Neuberger Berman Advisers Management Trust dated December 31, 2001, that was filed with the Securities and Exchange Commission on February 26, 2002 (File No. 811-04255).

Document 7. The Annual Report of the OCC Accumulation Trust dated December 31, 2001, that was filed with the Securities and Exchange Commission on March 4, 2002 (File No. 811-08512).

Document 8. The Annual Report of the AIM V.I. Dent Demographic Trends Fund Series I Shares dated December 31, 2001that was filed with the Securities and Exchange Commission on March 8, 2002 (File No. 811-07452).

Document 9. The Annual Report of the Janus Aspen Series dated December 31, 2001,that was filed with the Securities and Exchange Commission on February 20, 2002 (File No. 811-07736).